TENTH AMENDMENT TO LEASE

This agreement made as of the ___ day of August, 2018, between **Oral Roberts University**, an Oklahoma corporation ("Landlord") and **ENGlobal U.S., Inc.**, successor-by-merger to ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated January 27, 2005 as amended by a First Amendment to Lease dated April 7, 2005, a Second Amendment to Lease dated June 13, 2005, a Third Amendment to Lease dated December 28, 2005, a Fourth Amendment to Lease dated February 27, 2006, a Fifth Amendment to Lease dated July 26, 2006, a Sixth Amendment to Lease dated June 20, 2007, a Seventh Amendment to Lease dated November 12, 2010, an Eighth Amendment to Lease dated May 15, 2012, and a Ninth Amendment to Lease dated August __, 2017 (as so amended, the "Lease")

WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify the Lease in the following particulars;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. The provisions of this Agreement shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

2. **Lease Term**. The Lease Term is extended to and shall expire on December 31, 2019, unless sooner terminated or extended to a later day under any other term or provision of the Lease.

3. **Base Rental.** Effective January 1, 2019, Base Rental shall be $513,502.00 per annum ($42,791.83 per month).

4. **Tenant Improvements.** Landlord, at Landlord's expense, on or before December 31, 2018, shall perform the work described in Exhibit A in the areas of the Premises designated on Exhibit A.

5. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

6. This Agreement shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Agreement shall be executed by Landlord and Tenant.

7. This Agreement may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Tenth Amendment to Lease as of the date first written above.

LANDLORD:

Oral Roberts University,
an Oklahoma corporation

By:______________________

Name:______________________

Title:______________________

TENANT:

ENGlobal U.S., Inc.
a Texas corporation

By: Mark A. Hess

Name: Mark A. Hess

Tile: CFO


NEW VCT
11,250 SQ FT
VACANT 3301
CORY WHITE 3302
MIKE LYNCH 3303
RICK FOSTER 3304
JERRY WILLIAMS 3305
CATHERINE CLEMENTS 3306
VACANT 3307
3308
TERRY ALBRECHT 3309
VACANT 3310
VACANT 3311
VACANT 3312
RICHARD MICHIE 3313
VACANT 3314
VACANT 3315
RECEPTIONIST 3316
CONFERENCE ROOM 3317
JIMMIE CARDWELL 3318
VACANT 3319
VACANT 3320
JENNY LONG 3321
VACANT 3322
JOVANNI SLANKARD 3323
VACANT 3324
TIM WELLS 3325
CHRIS HITZ 3326
VACANT 3327
RON KELLEY 3328
BRUCE WILLIAMS 3329
MIKE PATTON 3330
BREAK ROOM 3331
VACANT 3332
WOMEN
MEN
STAIRS
1-36 ELEVATORS
CityPlex Towers
60 Tower
33rd Floor
33RD
- PAINT

Exhibit A (p. 1 of 4)


11,250 SQ FT
JOHN SOMDECERFF 3401
REX GARRETT 3402
VACANT 3404
VACANT 3405
TIM COLLINS 3406
DON MILLER 3407
BOB HANFORD 3408
BREAK ROOM 3409
VACANT 3410
KEVIN HOWARD 3411
ED HEADY 3412
SCOTT HARDIE 3413
WILL ABRAMS 3414
MIKE LEWIS 3415
AARON RICHARDSON 3416
DANNY HOPKINS 3417
JOE LAYMAN 3418
ROSS ROLING 3419
RON MILSONE 3420
PAULA HULSEY 3421
SAM LANDERS 3422
JASON TOLLISON 3423
WESLEY 3424
JOHN WARD 3425
VACANT 3426
MARK HESTER 3430
JOSH MCCLURE 3431
MARQUITA KEYS 3432
GEORGE LIND 3433
CONFERENCE ROOM 3435
KRISTA EVANS 3436
HR 3437
STAIRS
WOMEN
MEN
ELEVATORS
CityPlex Towers
60 Tower
34th Floor
34TH
| - PAINT
C - CARPET REPAIR/ CLEAN OR REPLACE


11,250 SQ FT
3501 VACANT
3502 CORP IT
3503 VACANT
3504 VACANT
3505 VACANT
3506 VACANT
3507 HEATH LOVITT
3508 LARRY LANDIS
3509 IA LAB
3510
3511
3512
3513
SCADA LAB
MECH
3521 MECH/ELEC
CONFERENCE ROOM
3520 STORAGE
3537 JOEL BOYER
3536 ALEX CROWE
PENNY
3534 CHRIS THOMAS
3533 KEVIN FILLION
3532 CONNIE FOX
3531 REBECCA BYRD
3530 NANCY COLEMAN
3529 RICKY BEACH
STAIRS
Women
Men
STAIRS
Women
Men
3538 KITCHEN
3539 CONFERENCE ROOM
1-35 ELEVATORS
CityPlex Towers
60 Tower
35th Floor
35TH
- PAINT


BLINDS
13,250 SQ FT
VACANT 3601
JOHN STAFFORD 3602
VACANT 3603
3604
VACANT 3605
JASON MCNABB 3606
KIM STAFFORD 3607
DONNA AUSBERN 3608
3609
SPENCER SMITH 3610
MARY GRECCO 3611
3612 LAB
KITCHEN 3613
MATT DENNIS 3614
VACANT 3615
VACANT 3616
VACANT 3617
VACANT 3618
VACANT 3619
VACANT 3620
3621
VACANT 3622
VACANT 3623
SHELDA SCHIMMEL 3624
SHILOH SIMMONS 3625
CHUCK CARNAGEY 3626
DAN SELDOMRIDGE 3627
NOVELLA BIGHAM 3628
TAMMIE TARMAN 3629
RACHEL TRIPP 3631
JOHN KRATZERT 3632
CONFERENCE ROOM 3633
1-36 ELEVATORS
STAIRS
Women
Men
VACANT
CityPlex Towers
60 Tower
36th Floor
— - PAINT
C - CARPET CLEAN
36TH